A Domestic Onshore Oil Company EnerJex Resources, Inc. (Stock Symbol: ENRJ) Investor Presentation – April 26, 2012

2 SUMMARY : The material presented is a presentation of general background information about EnerJex Resources, Inc . (“ENRJ”) as of the date of this document . This information is in summary form and does not purport to be complete . This document (and/or attachments to this document) is not intended to be relied upon as advice to existing or potential investors . FORWARD - LOOKING STATEMENTS : This document (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Investors are cautioned that any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environment of ENRJ that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements . RESERVE AND RESOURCE DISCLOSURE : Securities and Exchange Commission (“SEC”) rules prohibit a publicly - reporting oil and gas company from including oil and gas resource estimates in its filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definition of such terms . Estimates of non - proved and non - probable reserves included herein are not based on SEC definitions and guidelines and may not meet specific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC Petroleum Resource Management System . NO REPRESENTATIONS : The information in this document (and/or attachments to this document) is current as of the date indicated . That information is not complete, and the performance projections included herein have not been audited . These presentation materials do not contain certain material information concerning ENRJ, including important disclosures and risk factors associated with making an investment in ENRJ, and are subject to revision at any time . ENRJ does not undertake any obligated to inform you of any changes in circumstances that may affect, in the future, the accuracy of the information set forth herein . Although ENRJ believes that the expectations and assumptions reflected in this document and the forward - looking statements are reasonable based upon information currently available to ENRJ, and their respective principals, employees, agents and authorized representatives, none of ENRJ, or their respective principals, employees, agents or authorized representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, completeness or usefulness of any information disclosed . ENRJ nor any of its respective principals, employees, agents or authorized representatives accepts any responsibility or liability whatsoever caused by any action taken in reliance upon this document and/or its attachments . Disclaimer / Forward Looking Statements

▪ Company Overview ▪ 2011 Transformation ▪ Management Team

4 Company Overview EnerJex Resources, Inc. (“ENRJ”) is a domestic onshore oil company with producing assets located in Eastern Kansas and South Texas. ▪ Oil represents 100% of production and reserves. ▪ 700+ low-risk shallow oil drilling opportunities on existing properties. ▪ 100% success rate drilling and completing 54 new oil development wells during 2011. Corporate Profile Asset Profile Headquarters San Antonio, TX Oil Production (1) 310 Barrels Per Day Stock Price $0.77 Proved Oil Reserves 2.71 Million Barrels Market Capitalization $54 Million Probable Oil Reserves 1.31 Million Barrels Net Debt $0.95 Million Proved PV - 10 Value (2) $53.2 Million Insider Ownership 68% Probable PV - 10 Value (2) $19.2 Million (1) Net to ENRJ working interest. (2) Net present value of future pre - tax cash flow discounted at 10% per annum. Location of ENRJ Assets Pictures of ENRJ Oil Operations

ENRJ’s entire board of directors and management team was reconstituted at the end of 2010. ▪ New management has accomplished a tremendous amount in a very short time period and executed on numerous key operating and financing objectives, setting the stage for an exciting 2012 . 5 2011 Transformation ▪ Added a new focus area in South Texas through acquisition. ▪ Doubled exposure to Mississippian oil play in Kansas. ▪ Completed 51 oil producing wells in Kansas. ▪ Completed 37 secondary recovery (injection) wells in Kansas. ▪ Completed 3 high - impact oil wells in Texas. ▪ Significantly increased oil production and reserves. ▪ Meaningfully reduced operating cost structure. ▪ Converted $2.7 million of debt into equity at $0.80 per share. ▪ Raised $8.5 million through the issuance of common stock. ▪ Opportunistically repurchased 3.75 million shares of stock. ▪ Closed new $50 million senior credit facility. ▪ Closed general partnership with $5 million carried interest. » $2.5 million remaining to be deployed. ▪ Sold $5.5 million of non - core assets. Financing Operations

Robert Watson Jr. (Chief Executive Officer / Director) ▪ Co - founder and former CEO of Black Sable Energy, a private oil exploration and production company focused on South Texas that was subsequently sold to ENRJ. ▪ Former President of Centerra Energy Partners, a private oil and gas partnership focused on South Texas. ▪ Senior Associate at American Capital, Ltd. (NASDAQ: ACAS), a publicly traded middle - market private equity firm and global asset manager with $68 billion in assets under management. » Executed 7 transactions in excess of $150 million in invested capital, and actively participated in the daily management of 12 portfolio companies. ▪ Member of Investment Banking Team in the Energy Group at CIBC World Markets. ▪ Graduate of Southern Methodist University with a Bachelor of Arts degree in Finance. Atticus Lowe, CFA (SVP of Corporate Development / Director) ▪ Chief Investment Officer of West Coast Asset Management, Inc. » Invested more than $200 million in the oil and gas exploration and production industry on behalf of principals and clients during the past 10 years. ▪ Director and Chairman of Audit Committee for Black Raven Energy, Inc., a private oil and natural gas exploration and production company with 200,000 net acres leased in the DJ Basin. ▪ Graduate of Westmont College with a Bachelor of Arts degree in Economics and Business. 6 Management Team

James Miller (Director) ▪ Former Executive at Utilicorp United, subsequently renamed Aquila, Inc. (NYSE:ILA) between 1989 and 2002. » CEO of business unit responsible for electricity generation and electric and natural gas transmission and distribution businesses serving 1.3 million customers. » Merged with Great Plains Energy (NYSE: GXP) in 2007 through a series of transactions valued at $2.6 billion, including the sale of natural gas properties and other assets to Black Hills Corp. (NYSE: BKH) for $940 million. ▪ Former President of Michigan Gas Utilities between 1983 and 1989, which was later acquired by Utilicorp United. ▪ Graduate of the University of Wisconsin with a Bachelor of Sciences degree in Electrical Engineering and a Master of Business Administration degree in Management. Lance Helfert (Director) ▪ Founder and President of West Coast Asset Management, Inc. » Multi - strategy asset manager with a focus on concentrated opportunistic investments. » Registered Investment Advisor with approximately $200 million in assets under management. ▪ Former Portfolio Manager at Wilshire Associates » Responsible for $1 Billion portfolio of small - mid cap investments. ▪ Graduate of Pepperdine University with a Bachelor of Sciences degree in Business Administration. 7 Management Team (Continued)

▪ Overview of Oil Portfolio ▪ Summary of Oil Reserves ▪ Kansas – Mississippian Project ▪ Kansas – Rantoul Project ▪ Texas – El Toro Project ▪ Key Metrics

Overview of Oil Portfolio

EnerJex is focused on the acquisition and development of shallow oil properties with the following characteristics:

- Low production decline rates.
- Abundant low-risk drilling opportunities.
- Upside potential via multi-pay serendipity.



Project Name	Location	Gross Acres	Gross Barrels of Oil Per Day	Working Interest	Net Barrels of Oil Per Day[1]	Formation Depth (Feet)	Recovery Method[2]
Mississippian Project	Eastern Kansas	4,260[3]	140	90%	127	1,700	Primary/Secondary
Rantoul Project	Eastern Kansas	1,672	160	81%	126	600	Primary/Secondary
El Toro Project	South Texas	5,593	100	46%	40	4,500	Primary
Other	Kansas + Texas	3,046	20	98%	17	600 - 4,200	Primary/Secondary
Total	**Kansas + Texas**	**14,571**	**420**	**74%**	**310**	**600 – 4,500**	**Primary/Secondary**

(1) Net to ENRJ's working interest share of gross production, which differs from its average working interest in gross acres leased.
(2) Primary recovery is the process of producing oil that flows naturally to the bottom of a well due to gravity and natural pressure. Secondary recovery, also known as waterflooding, is a process in which water is injected into an oil reservoir through injection wells in order to increase or maintain reservoir pressure and drive oil to the nearby producing wells.
(3) Includes 1,280 acres that ENRJ has the option to acquire upon achieving certain drilling milestones.

9

10 Summary of Oil Reserves ENRJ Reserves as of December 31, 2011 (1) Reserve Category Proved Developed Proved Undeveloped Total Proved Probable Grand Total Net Barrels 643,100 2,071,050 2,714,150 1,311,520 4,025,670 Development Expenses $0 $12,767,530 $12,767,530 $11,378,400 $24,145,930 Revenue $57,666,880 $184,716,960 $242,383,840 $118,044,920 $360,428,760 Operating Expenses $27,414,120 $65,959,290 $93,373,420 $38,677,990 $132,051,410 Net Cash Flow $30,252,770 $118,757,650 $149,010,420 $73,028,700 $222,039,120 PV - 10 Value (2) $16,732,630 $36,516,400 $53,249,030 $19,196,170 $72,445,200 (1) Prepared by Miller & Lents, Ltd . Proved reserves are based on an average oil price of $ 89 . 30 /barrel and probable reserves are based on an average oil price of $ 90 . 01 /barrel . (2) Net present value of future pre - tax cash flow discounted at 10 % per annum .

Mississippian Project

Project Profile	
Location (County)	Woodson, KS
Gross Acres	4,260
Working Interest	90%
Producing Formation	Mississippian
Formation Depth	1,700 Feet
Cumulative Oil Production	5.3 Million Barrels
Current Oil Production	140 Barrels / Day
Proved Oil Reserves	2,057,460 Barrels
% Developed	18%
PV-10 Value	$37,580,450
Oil Producing Wells	86
Proved Drilling Locations[1]	73
Additional Drilling Locations[2]	509

Asset Profile

More than 1 billion barrels of oil have been produced from the Mississippian formation in Kansas, and it currently accounts for ~40% of the state's 40 million barrels of annual oil production[3]. This project has the potential to produce 1,000 barrels of oil per day.

Upside Potential:

- 509 drilling locations not included in reserve report[2].
- Numerous additional prospective oil zones.
- Higher recovery % of oil in place.
- 6.7 million barrels of additional net reserve potential[4].

(1) Undeveloped producer wells included in proved reserve report.
(2) Additional potential undeveloped producer wells identified by ENRJ.
(3) According to the Kansas Geological Society.
(4) See page 18.


Oil & Gas Fields in Kansas
Gas
Oil
Shallow Gas
Oil & Gas
Gas Storage


Woodson County Oil & Gas Fields
Oil
Gas
Oil & Gas

11

12 Rantoul Project Franklin / Miami County Oil & Gas Fields Gas Oil Shallow Gas Oil & Gas Gas Storage Oil & Gas Fields in Kansas Project Profile Asset Profile Location (Counties) Franklin/Miami, KS The Rantoul Project is located in the prolific Paola Rantoul Field, which has produced 30 million barrels of oil and currently produces more than 600 barrels of oil per day (3) . ENRJ has increased its production in this project from 30 to 165 barrels of oil per day during the past 12 months . Gross Acres 1,672 Working Interest 81% Producing Formation Squirrel Formation Depth 600 Feet Cumulative Oil Production 570,000 Barrels Upside Potential : ▪ 130 drilling locations not included in reserve report (2) . ▪ Numerous additional prospective oil zones . ▪ Higher recovery % of oil in place . ▪ 400 , 000 barrels of additional net reserve potential (4) . Current Oil Production 160 Barrels / Day Proved Oil Reserves 594,560 Barrels % Developed 35% PV - 10 Value $13,783,880 Oil Producing Wells 232 Proved Drilling Locations (1) 82 Additional Drilling Locations (2) 130 (1) Undeveloped producer wells included in proved reserve report. (2) Additional potential undeveloped producer wells identified by ENRJ. (3) According to the Kansas Geological Society. (4) See page 18.

El Toro Project

Project Profile	
Location (Counties)	Atascosa/Frio, TX
Gross Acres	5,593
Working Interest	46%
Producing Formation	Olmos
Formation Depth	4,500 Feet
Cumulative Oil Production	45,846 Barrels
Current Oil Production	100 Barrels / Day
Proved Oil Reserves	38,590 Barrels
% Developed	100%
PV-10 Value	$1,547,840
Oil Producing Wells	7
Proved Drilling Locations[1]	0
Additional Drilling Locations[2]	269

Asset Profile

More than 100 million barrels of oil have been produced from the Olmos formation in the surrounding area[3]. ENRJ has completed 12 oil wells spanning 8 miles with consistent petrophysical results but varying production, possibly due to completion designs.

Upside Potential:

- 269 drilling locations not included in reserve report[2].
- Prospective for horizontal drilling.
- Higher recovery % of oil in place.
- 5.1 million barrels of additional net reserve potential[4].

(1) Undeveloped producer wells included in proved reserve report.
(2) Additional potential undeveloped producer wells identified by ENRJ.
(3) According to Petroleum Information and Drilling Info.
(4) See page 18.


Oil & Gas Fields in Texas
El Toro Project Area Oil Fields (Frio & Atascosa Counties)
Oil Fields

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El Toro Project Map 39 Million Barrels 52 Billion Cubic Feet 10 Million Barrels EL TORO PROJECT AREA Vintage Wells ENRJ Wells 51 Million Barrels 7 Million Barrels ADJACENT OIL & GAS FIELDS >100 MILLION BARRELS OF OIL PRODUCED FROM THE OLMOS FORMATION SINCE 1950 ▪ Multi - million barrel potential . ▪ Acreage was neglected due to low reservoir permeability . ▪ Artificial fracture stimulation unlocks resource . ▪ First 2 wells drilled by ENRJ produced ~ 100 % more oil during the first 12 months than the best well in the adjacent field which has produced 10 million barrels . ▪ Service constraints due to Eagle Ford shale frenzy . 14

ENRJ management continues to execute on its business strategy to increase per - share value by rapidly increasing oil production and reserves in an accretive manner for shareholders. 15 Key Metrics Following Company Transformation $3 $31 $34 $19 $53 $72 $0 $15 $30 $45 $60 $75 Probable Proved Combined YE 2010 YE 2011 Proved PV - 10 Value (Millions) Quarterly Oil Production (Barrels) 0.20 2.32 2.52 1.31 2.71 4.03 0.0 1.0 2.0 3.0 4.0 5.0 Probable Proved Combined YE 2010 YE 2011 Proved Reserves (Millions of Barrels) Quarterly Oil Revenue (Millions) 9,312 9,588 12,588 13,855 15,383 7,000 9,000 11,000 13,000 15,000 17,000 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 $0.77 $0.98 $1.20 $1.20 $1.26 $0.6 $0.8 $1.0 $1.2 $1.4 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Existing Properties (Excluding Asset Sales) Existing Properties (Excluding Asset Sales)

▪ Publicly Traded Comparables ▪ Upside Reserve Potential ▪ Capitalization / Ownership Table ▪ Project Financing – Rantoul Partners ▪ Senior Credit Facility ▪ Corporate Objectives

Publicly Traded Comparables

ENRJ provides leverage to oil and a steep valuation discount to its peers[1] based on proved reserve multiples.

- Trading at 1.0x PV-10 versus peer average of 2.9x.
- Trading at $21.7 per barrel of proved oil reserves versus peer average of $62.7.
- ENRJ is the only pure-play oil company among its peers.

Enterprise Value / Proved PV-10 Value[2]


1000%
800%
600%
400%
200%
0%
XBOR
TGC
ENRJ
FPP
ASEN
VOG
LOGL
ANFC
RECV
OEDV

Enterprise Value / Proved BOE[3]


$150
$125
$100
$75
$50
$25
$0
XBOR
ENRJ
FPP
TGC
ASEN
VOG
LOGL
ANFC
RECV
OEDV

Oil % of Proved Reserves[4]


100%
90%
80%
70%
60%
50%
LOGL
ASEN
OEDV
FPP
XBOR
ANFC
VOG
RECV
TGC
ENRJ

Source: Capital IQ as of April 25, 2012

(1) Peers include all publicly traded U.S. based oil and natural gas exploration and production companies with an enterprise value of $25-$250 million that reported proved reserves as of 12/31/11 with a majority consisting of oil located in the U.S. Companies that fit this criteria are Cross Border Resources, Inc. (OTCBB:XBOR), Fieldpoint Petroleum Corp. (AMEX:FPP), Tengasco, Inc. (AMEX:TGC), American Standard Energy Corp. (OTCBB:ASEN), Voyager Oil & Gas, Inc. (AMEX:VOG), Black Ridge Oil & Gas, Inc. (OTCBB:ANFC), Legend Oil and Gas, Ltd. (OTCBB:LOGL), Recovery Energy, Inc. (NasdaqGM:RECV), and Osage Exploration and Development, Inc. (OTCBB:OEDV).

(2) PV-10 value represents the net present value of future pre-tax cash flow discounted at 10% per annum.

(3) BOE represents proved reserves on a barrel of oil equivalent (BOE) basis in which natural gas is converted into oil at a ratio of 6 thousand cubic feet (mcf) per 1 barrel of oil.

(4) Proved reserves include natural gas BOE.

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Upside Reserve Potential

ENRJ has the potential to significantly increase the proved reserves from its existing properties.

- 450% upside potential from current proved barrels of oil reserves.
- Measurable analogue production history from adjacent or contiguous vintage leases.
- 37% of prospective Mississippian Project acreage (subject to option exercise) was not evaluated in ENRJ's December 31, 2011 reserve report.

Project	Mississippian	Rantoul	El Toro[1]	Total
Estimated Productive Acres	3,500	1,120	5,593	10,213
Analogue Cum Recovery/Acre (Bbl)	5,000	2,000	2,500	3,302
Ultimate Recovery (Bbl)	17,500,000	2,240,000	13,982,500	33,772,500
Cumulative Production (Bbl)	5,300,000	570,000	45,846	5,915,846
Remaining Recovery (Bbl)	12,200,000	1,670,000	13,936,654	27,806,654
Net Remaining Recovery (Bbl)	8,784,000	1,002,000	5,128,689	14,914,689
Current Proved Reserves (Bbl)	2,057,460	594,560	38,590	2,690,610
Potential Additional Reserves (Bbl)	6,726,540	407,440	5,090,099	12,224,079
Total Net Reserve Potential (Bbl)	**8,784,000**	**1,002,000**	**5,128,689**	**14,914,689**

(1) The El Toro Project has been sparsely drilled and production results from the 12 oil wells completed to date have been inconsistent despite similar results comparing petrophysical data taken from cores and logs. In addition, ENRJ faces significant lease expirations in this project, although it expects to maintain at least the acreage it deems most prospective near its existing producing wells. For these reasons, the potential reserves associated with the El Toro project are deemed riskier by ENRJ as compared to the Mississippian and Rantoul projects.

ENRJ (Millions of Barrels of Oil)



15.0
12.0
9.0
6.0
3.0
0.0
Proved Reserves
Potential Reserves

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Capitalization / Ownership Table

ENERJEX RESOURCES

The management team has significant ownership in ENRJ

- Alignment of interests with shareholders
- Strong financial background.
- Deep understanding of value creation.

Ownership Table

Description	# of shares	% shares Outstanding	# of beneficial shares	% beneficial shares outstanding
Officers / Directors / >5% Shareholders				
Montecito Venture Partners, LLC	20,620,540	29.6%	25,400,000	32.5%
West Coast Opportunity Fund, LLC	11,812,103	17.0%	11,812,103	15.1%
Enutroff, LLC (Including Affiliates)	4,932,355	7.1%	4,932,355	6.3%
Robert G. Watson Jr. (CEO)	4,000,000	5.7%	4,900,000	6.3%
Coal Creek Energy, LLC (Including Affiliates)	3,944,648	5.7%	3,944,648	5.0%
James G. Miller (Director)	2,123,871	3.0%	2,123,871	2.7%
TOTAL Officers / Directors / >5% Shareholders	**47,433,517**	**68.1%**	**53,112,977**	**68.0%**
Public Float	22,211,762	31.9%	25,050,092	32.0%
Total Common Shares Outstanding	69,645,279	100.0%	78,163,069	100.0%

Capitalization Table

Description	# Outstanding	Weighted Avg. Price
Total Common Shares Outstanding	69,545,279	NA
Options	900,000	$0.40
Warrants[1]	2,838,330	$0.90
Series A Preferred Shares[2]	4,779,460	$1.00
Total Fully Diluted Shares Outstanding	78,163,069	NA

(1) Warrants expire September 30, 2012.

(2) Series A Preferred Stock will convert into 4,770,460 common shares once cumulative distributions reach $4,779,460. Preferred distributions are paid quarterly from one-third of ENRJ's adjusted operating cash flow.

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Project Financing - Rantoul Partners

ENERJEX RESOURCES

Rantoul Partners is a General Partnership that was formed in December 2011 to fund the development of ENRJ's Rantoul Project.

- Capital has funded approximately 50 new oil production wells and 25 new secondary recovery (water injection) wells through 1Q 2012 with a 100% success rate.
- Approximately 75 additional wells will be funded in 2012 with the majority in 2Q.

ENRJ Contributes Rantoul Project Assets Valued at $15 Million for 75% Ownership

Investors Contribute $5 Million Cash in Tranches for 25% Ownership

RANTOUL PARTNERS

Proceeds Fund ~150 New Wells

Investors Allocated Tax Benefits

EnerJex Increases Production and Reserve Value Without Share Dilution

Rantoul Project oil production has increased 400%+ since January 2011

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EnerJex has secured a $50 million credit facility with Texas Capital Bank. ▪ $3.8 million drawn as of year - end 2011 compared to $6.1 million as of year - end 2010. ▪ Borrowing base increases as oil production and proved reserves increase. ▪ ENRJ is paying a 4.0% current interest rate. 21 Senior Credit Facility $50 Million Senior Secured Line of Credit - Working Capital - Drilling - Acquisitions

22 Corporate Objectives ▪ Increase Kansas production to 1,000+ barrels of oil per day through development of existing drilling inventory. ▪ Continue exploring and developing Texas assets. ▪ Implement a proactive investor outreach campaign to increase company exposure and improve stock trading volume. ▪ List stock on NYSE AMEX or NASDAQ. MANAGEMENT IS 100% FOCUSED ON CREATING PER - SHARE VALUE FOR STOCKHOLDERS

▪ Industry Trends (Domestic)

Domestic oil production has been surging in the U.S. along with the steady increase in prices. ▪ Oil production has ramped up 13% from 158 million barrels per month in 2008 to over 182 million barrels per month in 2012. ▪ New drilling techniques, technology, and the steady rise in oil prices have revived extraction operations throughout the Central U.S. in locations that were perceived as being unprofitable. 24 Industry Trends (Domestic) $30 $50 $70 $90 $110 $130 $150 115 140 165 190 WTI $/ Barrel Million Barrels / Month U.S. Oil Production Price U.S. Oil Production and WTI Crude Oil Prices (January 2008 – December 2011) Domestic Production has increased 13% since 2008 Source: Capital IQ as of December 2011.

Corporate Website: www.enerjex.com Corporate Headquarters: 4040 Broadway Street, Suite 305 San Antonio, TX 78209 Chief Executive Officer: Robert Watson, Jr. / (210) 451-5545 Investor Relations: Brad Holmes / (713) 654-4009 A Domestic Onshore Oil Company